Somerset Exchange Fund


Semi-Annual Report
June 30, 2001


The investment objective of Somerset Exchange Fund is to generate long-term returns measured on an after-tax basis (i.e., taking into account taxes payable by shareholders on the Fund's investment income and realized gains) from a diversified portfolio of equity securities.

Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.


Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, NJ 08536


Printed on post-consumer recycled paper




Somerset Exchange Fund, June 30, 2001


DEAR SHAREHOLDER

As Somerset Exchange Fund approached its fifth anniversary on July 11, 2001, it was apparent to us that those factors that hampered the performance of the Fund during its first three years of its existence contributed heavily to the Fund's positive relative performance during the more recent past. In particular, during the last year and a quarter, the meltdown of technology stocks that has halved the weight of this sector in the unmanaged Standard & Poor's 500 (S&P 500) Index has been a key contributor to the Fund's outperformance relative to the S&P 500 Index for five straight calendar quarters. At June 30, 2001, the weighting of technology stocks in Somerset Exchange Fund--at approximately 8%--is only half of this sector's weight in the S&P 500 Index. In addition, the Fund exhibits considerable overweight in health care and pharmaceutical stocks. These groups have exhibited strong returns during the past 18 months, and have propelled the Fund to five successive quarters of relative outperformance of the S&P 500 Index beginning with the second quarter of 2000. By June 30, 2001, the Fund had near-record net assets of $117.85 million, with a net asset value per share of $791.19.

During the six months ended June 30, 2001, the Fund's net asset value per share increased from $766.77 to $791.19, representing a total return for the period of +3.18%. Based on its starting net asset value per share of $503.02 on July 11, 1996 (before deduction of offering costs), the Fund's cumulative total return since inception through June 30, 2001 was +58.34%. Several factors accounted for the increase in the value of the Fund during the first half of 2001. First was the increase in the value of the equity portfolio that was valued at $117.10 million on December 31, 2000 and had increased to $120.73 million by June 30, 2001. In addition, the Fund's two privately placed preferred stocks also rose during the first half of the Fund's fiscal year. Collectively, the 476,786 shares of Banesto Holdings (10.50%) and the 379,000 shares of Indosuez Holdings (10.375%) were valued at $21,871,436 on December 31, 2000. By June 30, 2001, these preferreds had shown noticeable appreciation. It was to a large extent that this appreciation in the value of our preferred stocks led to the decision to look for opportunities to sell these positions in an attempt to deleverage the Fund.

The Fund's five largest common stock holdings at June 30, 2001 were:
Watson Pharmaceuticals, Inc., Jacobs Engineering Group Inc., Washington Mutual, Inc., Pfizer Inc. and General Electric Company. Collectively, these five positions were valued at $30.5 million at June 30, 2001, and accounted for 25.3% of the Fund's holdings of common stock.

Prior to its expected acquisition by Luxottica Group SPA on April 5, 2001, the Fund held 12,000 shares of Sunglass Hut International, Inc. As the merger's expected closing date approached, the shares of Sunglass Hut were sent back to the contributing shareholder since the merger was structured as a taxable, all-cash acquisition. The Fund also held 600 shares of Agribrands International, Inc. prior to its acquisition by Cargill Inc. on May 1, 2001 in a taxable all-cash deal for $54.50 per share. Prior to the merger's expected closing date, the shares of Agribrands International, Inc. were returned to the contributing shareholder.

There were three name changes to Fund constituents during the first half of 2001. Chase Manhattan Corp. changed its name to J.P. Morgan Chase & Company on January 2, 2001; Amplicon, Inc. changed its name on May 24, 2001 to California First National Banc; and on June 8, WorldCom Inc. changed its name to WorldCom Inc.--WorldCom Group. At that time it also spun off WorldCom Inc.--MCI Group on a 1 per 25 basis. This resulted in the Fund's new position of 1,156 shares of WorldCom Inc.--MCI Group.


Preparations for the Fund's Five-Year Anniversary
As the Fund's fifth anniversary on July 11, 2001 approached, several important changes were made to the composition of the Fund. The major events facing the Fund include the termination of the $25 million loan with Merrill Lynch International Bank (MLIB) that had been rolled quarterly since the Fund's inception, and the termination of the fixed-for-floating rate interest-rate swap agreements with Goldman Sachs Capital Markets. Two factors led to the decision to retire the loan rather than seek an extension of the credit facility. Most important was the significant appreciation in the value of the Fund's two privately placed preferred stocks in recent months. In addition, in the event the Fund was to become an open-end entity in the near future, MLIB would become an ineligible lender, requiring the potentially expensive proposition of negotiating a new loan agreement with a different lender. Collectively, these factors led us to the course of repaying the loan and allowing the interest rate swaps to expire. Toward this end, the preferred stocks were sold during the weeks leading up to the loan termination date of July 11, 2001. On June 11, 2001 the Fund sold all of its Indosuez Holdings 10.375% preferred stock for proceeds of $9,655,050. Furthermore, just after the close of the period on July 2, 2001, the Fund sold its entire position of Banesto 10.50% preferred stock, which resulted in proceeds of $13,240,347. The combined proceeds of the sales of both holdings of preferred stock were $22,895,397. This compares favorably with valuation levels that had been seen for these assets during the prior 18 months. In addition, the value of the Indosuez paper at this point in time was clearly being constrained by the impending call date in December 2001. It is believed that this issue of preferred stock is likely to be retired at that time, given the aggressive easing of interest rates by the US Federal Reserve Board during 2001. Although the sale of the preferreds resulted in a net loss to the Fund compared with their respective purchase prices in July 1996, the two issues generated substantially above-market dividend yields for the five years that they were owned by the Fund.

After the sale of the two preferred issues, the Fund still faced a shortfall in its attempt to repay the entire $25 million loan plus the final interest payment on July 11, 2001. Our objective at that time was to identify those equity holdings that might be sold without realizing any significant precontribution capital gains for the contributing shareholders. On July 5, 2001, a basket of six such stocks was sold to generate proceeds of $1,597,943. The equities sold were: 6,102 shares of Agilent Technologies, Inc.; 6,000 shares of HEARx, Ltd.; 32,000 shares of Hewlett-Packard Company; 10,000 shares of IKON Office Solutions, Inc.; 19,900 shares of Russell Corporation; and 12,000 shares of Service Corporation International. Combining the proceeds of the sales of the two preferred stocks, the six common stocks, and the available cash at the time, the Fund was able to come within roughly $100,000 of the amount required to pay down the loan plus the final interest payment. On the loan termination date of July 11, 2001, the Fund needed to overdraft this shortfall from the Fund's custodian.



Somerset Exchange Fund, June 30, 2001



The resulting structure of the Fund going forward will simply be a portfolio of equity securities and possibly some cash. After repayment of the overdraft, the Fund will no longer be leveraged for investment purposes; there are no preferred stock positions to monitor, and no interest rate swaps to insulate the Fund from changing short-term interest rates.


Performance Results
For the six-month period ended June 30, 2001, the Fund's net asset value per share increased from $766.77 to $791.19, representing a total return of +3.18%. This comprised a first quarter in which the Fund posted a total return of -5.51% but rebounded in the second quarter with a return of +9.20%. In comparison, the S&P 500 Index produced returns during the first two quarters of -11.86% and +5.85%, respectively. For the six months ended June 30, 2001, the S&P 500 Index returned -6.70%. The Fund has outperformed the S&P 500 Index for five straight calendar quarters, and has cumulatively outperformed the Index by more than 22 percentage points during the 15-month period since March 31, 2000. In this time, the S&P 500 Index had produced a return of -17.09%. Thus, the Fund continues to narrow the performance gap that had been created during its first three years of existence, when the returns of large-capitalization technology stocks (that are noticeably underweighted in the Fund) boosted the returns of the S&P 500 Index to unsustainable levels. Based on its starting net asset value per share of $503.02 on July 11, 1996 (before deduction of offering costs), the Fund's cumulative total return since inception through June 30, 2001 was +58.34%, while the S&P 500 Index had a total return of +104.00% during the same period. Perhaps a more meaningful comparison given the composition of the Fund would be with the unmanaged S&P MidCap 400 Index. During the life of the Fund, the S&P MidCap 400 Index produced a total return of +50.90%, a substantially closer fit. Finally, the most widely used measure of small-capitalization stock performance, the unmanaged Russell 2000 Index, experienced a total return of +42.73% during the same period.


In Conclusion
We thank you for your continued support of Somerset Exchange Fund.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Eric S. Mitofsky)
Eric S. Mitofsky
Senior Vice President and Portfolio Manager



August 6, 2001



Somerset Exchange Fund, June 30, 2001


SCHEDULE OF INVESTMENTS                                                                              (in US dollars)
Common Stock                                                                           Shares             Percent of
Sectors               Industries                       Investments                      Held      Value   Net Assets

Basic Materials       Aluminum               ++MAXXAM Inc.                           64,000   $  1,582,720      1.4%

                      Chemicals              du Pont (E.I.) de Nemours and
                                             Company                                 40,000      1,929,600       1.6

                      Chemicals--Diverse     ++Airgas, Inc.                          24,000        285,600       0.2

                      Paper & Forest         Longview Fibre Company                  29,140        359,005       0.3
                      Products


Capital Goods         Electrical             General Electric Company                83,826      4,086,517       3.5
                      Equipment              Honeywell International Inc.            10,715        374,918       0.3

                      Engineering &          ++Jacobs Engineering Group Inc.         77,250      5,039,017       4.3
                      Construction

                      Manufacturing          Dover Corporation                       13,800        519,570       0.4
                                             Tyco International Ltd.                 25,000      1,362,500       1.2

                      Pollution Control      World Fuel Services Corporation         69,000        824,550       0.7


Consumer Cyclicals    Auto Parts             Bandag, Incorporated (Class A)           6,200        145,018       0.1

                      Entertainment          ++Pinnacle Systems, Inc.               240,000      1,440,000       1.2
                                             The Walt Disney Company                 87,000      2,513,430       2.1

                      Hotel/Motel            ++Harrah's Entertainment, Inc.          40,000      1,412,000       1.2
                                             ++Park Place Entertainment
                                             Corporation                             61,300        741,730       0.6

                      Household Furniture    Bassett Furniture Industries,
                      & Appliances           Incorporated                            12,000        168,000       0.1
                                             Leggett & Platt, Incorporated           86,000      1,894,580       1.6

                      Leisure Time           ++Lakes Gaming Inc.                     15,325        113,405       0.1

                      Office Equipment &     IKON Office Solutions, Inc.             10,000         98,000       0.1
                      Supplies

                      Publishing--           Tribune Company                         28,325      1,133,283       1.0
                      Newspaper

                      Restaurants            Bob Evans Farms, Inc.                   50,000        918,000       0.8
                                             Darden Restaurants, Inc.                18,605        519,079       0.4
                                             McDonald's Corporation                   8,510        230,281       0.2

                      Retail--General        Casey's General Stores, Inc.            30,000        390,000       0.3
                      Merchandise

                      Retail--Specialty      California First National Bancorp      125,000      1,555,000       1.3
                                             ++Office Depot, Inc.                    72,000        747,360       0.6
                                             Regis Corporation                       30,000        574,200       0.5

                      Specialized            ++Catalina Marketing Corporation        69,000      2,105,190       1.8
                      Services               ++Modis Professional Services, Inc.     30,600        211,140       0.2
                                             ++Service Corporation International     12,000         76,320       0.1
                                             The ServiceMaster Company               82,518        990,216       0.8

                      Textiles--Apparel      Russell Corporation                     19,900        338,101       0.3
                      Manufacturing


Consumer Staples      Beverages--Soft        The Coca-Cola Company                   13,800        621,000       0.5
                      Drink                  Panamerican Beverages, Inc.(Class A)
                                             (US Registered Shares)                  28,000        568,400       0.5

                      Foods                  Archer-Daniels-Midland Company          13,227        171,951       0.1
                                             General Mills, Inc.                      8,000        350,240       0.3
                                             H.J. Heinz Company                      16,200        662,418       0.6
                                             Ralston-Purina Group                    18,000        540,360       0.5

                      Household Products     ++Energizer Holdings, Inc.               6,000        137,700       0.1
                                             The Procter & Gamble Company            22,162      1,413,936       1.2

                      Retail--Food Chains    Albertson's, Inc.                        7,500        224,925       0.2
                                             ++Safeway Inc.                          24,000      1,152,000       1.0
                                             ++Smart & Final Inc.                    60,000        660,000       0.6

                      Tobacco                Philip Morris Companies Inc.            41,013      2,081,410       1.8
                                             UST Inc.                               100,000      2,886,000       2.5

Energy                Oil--International     Exxon Mobil Corporation                 33,000      2,882,550       2.4


Somerset Exchange Fund, June 30, 2001


SCHEDULE OF INVESTMENTS (CONTINUED)                                                                   (in USdollars)
Common Stock                                                                           Shares             Percent of
Sectors               Industries                       Investments                      Held      Value   Net Assets
Health Care           Health Care--          Abbott Laboratories                     75,370   $  3,618,514      3.1%
                      Diversified            Johnson & Johnson                       39,200      1,960,000       1.7

                      Health Care--Drugs     Pfizer Inc.                            106,575      4,268,329       3.6
                                             ++Watson Pharmaceuticals, Inc.         200,000     12,328,000      10.5

                      Health Care--HMOs      ++Caremark Rx, Inc.                    175,000      2,878,750       2.4
                                             ++Mid Atlantic Medical Services,
                                             Inc.                                    21,240        380,833       0.3

                      Health Care--          ++Apria Healthcare Group Inc.           39,060      1,126,881       1.0
                      Miscellaneous          ++HEALTHSOUTH Corporation              113,730      1,816,268       1.5
                                             ++HEARx, Ltd.                            6,000         10,140       0.0

                      Hospital Management    ++Tenet Healthcare Corporation          25,000      1,289,750       1.1

                      Medical Products       ++St. Jude Medical, Inc.                50,000      3,000,000       2.5


Interest Rate         Banks--Money Center    J.P. Morgan Chase & Co.                 15,000        669,000       0.6
Sensitive
                      Banks--Regional        First Union Corporation                  8,400        293,496       0.3
                                             Northern Trust Corporation              37,800      2,438,100       2.1
                                             PNC Bank Corp.                          18,860      1,240,799       1.1
                                             Wells Fargo Company                     21,000        975,030       0.8

                      Financial--            Bank One Corporation                    38,451      1,376,546       1.2
                      Miscellaneous          Forest City Enterprises, Inc.
                                             (Class A)                               66,000      3,630,000       3.1
                                             ++MFN Financial Corporation                108            718       0.0
                                             MFN Financial Corporation
                                             (Series A) (Warrants) (a)                  126              1       0.0
                                             MFN Financial Corporation
                                             (Series B) (Warrants) (a)                  126              0       0.0
                                             MFN Financial Corporation
                                             Series C) (Warrants) (a)                   126              1       0.0
                                             USA Education Inc.                      14,385      1,050,105       0.9

                      Insurance--Brokers     Marsh & McLennan Companies, Inc.        13,200      1,333,200       1.1

                      Insurance--            American International Group, Inc.      21,154      1,819,244       1.5
                      Multiline

                      Insurance--            The Commerce Group, Inc.                50,000      1,839,500       1.6
                      Property

                      Savings & Loan         National Commerce Financial
                                             Corporation                             32,550        794,871       0.7
                                             Washington Mutual, Inc.                127,008      4,769,150       4.1


Miscellaneous         Miscellaneous          ++Imation Corp.                            286          7,207       0.0
                                             Minnesota Mining and Manufacturing
                                             Company (3M)                             2,860        326,326       0.3


Technology            Computer Software      ++Informix Corporation                  13,273         72,338       0.1
                                             ++Parametric Technology
                                             Corporation                             14,000        180,320       0.2
                                             ++Sungard Data Systems Inc.             32,400        972,324       0.8

                      Computer Systems       ++3Com Corporation                       6,000         31,140       0.0
                                             ++Agilent Technologies, Inc.             6,102        198,315       0.2
                                             ++The Cerplex Group, Inc.                5,350              5       0.0
                                             Compaq Computer Corporation             31,500        487,935       0.4
                                             Hewlett-Packard Company                 32,000        915,200       0.8
                                             International Business Machines
                                             Corporation                             26,000      2,938,000       2.5
                                             ++Palm, Inc.                             8,899         53,928       0.0

                      Electronics--          ++GenRad, Inc.                          25,000        150,000       0.1
                      Instruments

                      Electronics--          Intel Corporation                       32,000        970,560       0.8
                      Semiconductors         Motorola, Inc.                          94,500      1,564,920       1.3
                                             ++Solectron Corporation                 78,000      1,427,400       1.2

                      Telecommunications     AT&T Corp.                              12,300        270,600       0.2
                                             ++Avaya Inc.                             1,916         26,249       0.0
                                             Lucent Technologies Inc.                23,003        142,619       0.1
                                             ++NCR Corporation                          512         24,064       0.0
                                             ++WorldCom, Inc.                        28,903        430,077       0.4
                                             WorldCom, Inc.--MCI Group                1,156         19,458       0.0


Telecommunications    Utilities--            ALLTEL Corporation                      35,000      2,144,100       1.8
                      Telecommunications     ++Commonwealth Telephone
                                             Enterprises,Inc. (Class B)              23,333        956,653       0.8
                                             ++RCN Corporation                       70,000        355,600       0.3
                                             Telephone and Data Systems, Inc.        11,300      1,228,875       1.0


Transportation        Truckers               ++FedEx Corp.                           13,760        553,152       0.5
                                             ++TransFinancial Holdings, Inc.         34,221         22,244       0.0


Somerset Exchange Fund, June 30, 2001


SCHEDULE OF INVESTMENTS (CONCLUDED)                                                                   (in USdollars)
Common Stock                                                                        Shares Held/           Percent of
Sectors               Industries                       Investments                  Face Amount    Value   Net Assets
Utilities             Electric Utilities     ++Citizens Communications Company       26,637   $    320,443      0.3%


                                             Total Investments in Common Stock                 120,728,498     102.5


Preferred Stock       Banks--Foreign         Banesto Holdings (10.50%, Series A)*   476,786     12,634,829      10.7


                                             Total Investments in Preferred Stock               12,634,829      10.7


Short-Term            Commercial Paper**     General Motors Acceptance Corp.,
Investments                                  4.13% due 7/02/2001                 $4,875,000      4,873,322       4.1
                                             USAA Capital Corporation, 3.72%
                                             due 7/11/2001                        4,200,000      4,194,792       3.6


                                             Total Investments in Short-Term
                                             Securities                                          9,068,114       7.7


                                             Total Investments, at Value                       142,431,441     120.9
                                             Unrealized Depreciation on
                                             Interest Rate Swaps                                 (124,392)     (0.1)
                                             Liabilities in Excess of Other
                                             Assets                                           (24,459,934)    (20.8)
                                                                                              ------------    ------
                                             Net Assets                                       $117,847,115    100.0%
                                                                                              ============    ======

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
++Non-income producing security.
*The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2001


STATEMENT OF ASSETS AND LIABILITIES

                      As of June 30, 2001
Assets:               Investments, at value (cost--$95,385,664)                                         $142,431,441
                      Cash                                                                                       305
                      Receivables:
                        Securities sold                                                $  1,027,500
                        Dividends                                                            91,318        1,118,818
                                                                                       ------------
                      Prepaid expenses and other assets                                                       54,123
                                                                                                        ------------
                      Total assets                                                                       143,604,687
                                                                                                        ------------


Liabilities:          Loans                                                                               25,000,000
                      Unrealized depreciation on interest rate swaps                                         124,392
                      Payables:
                        Interest on loans                                                   279,779
                        Investment adviser                                                  171,113
                        Interest rate swap contracts--net                                   106,037
                        Administrator                                                        57,038
                        Commitment fees                                                       2,049          616,016
                                                                                       ------------
                      Accrued expenses and other liabilities                                                  17,164
                                                                                                        ------------
                      Total liabilities                                                                   25,757,572


Net Assets:           Net assets                                                                        $117,847,115
                                                                                                        ============


Net Assets            Capital stock                                                                     $ 72,011,110
Consist of:           Accumulated investment loss--net                                                     (241,956)
                      Accumulated realized capital losses on investments--net                              (843,424)
                      Unrealized appreciation on investments and interest rate swaps--net                 46,921,385
                                                                                                        ------------
                      Net assets--Equivalent to $791.19 per share based on
                      148,950 shares of beneficial interest outstanding                                 $117,847,115
                                                                                                        ============

See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2001


STATEMENT OF OPERATIONS

                      For the Six Months Ended June 30, 2001
Investment            Dividends                                                                         $  1,549,569
Income:               Interest and discount earned                                                            20,704
                                                                                                        ------------
                      Total income                                                                         1,570,273
                                                                                                        ------------


Expenses:             Loan interest expense                                            $    756,476
                      Investment advisory fees                                              339,233
                      Interest rate swap expense                                            177,399
                      Administrative fees                                                   113,078
                      Professional fees                                                      69,794
                      Trustees' fees and expenses                                            18,635
                      Borrowing costs                                                         4,803
                      Printing and shareholder reports                                        4,406
                      Other                                                                   1,641
                                                                                       ------------
                      Total expenses                                                                       1,485,465
                                                                                                        ------------
                      Investment income--net                                                                  84,808
                                                                                                        ------------


Realized &            Realized loss on investments--net                                                    (843,424)
Unrealized            Change in unrealized appreciation/depreciation on
Gain (Loss) on        investments and interest rate swaps--net                                             5,026,188
Investments--Net:                                                                                       ------------
                      Net Increase in Net Assets Resulting from Operations                              $  4,267,572
                                                                                                        ============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                        For the           For the
                                                                                       Six Months          Year
                                                                                         Ended             Ended
                                                                                       June 30,        December 31,
Increase (Decrease) in Net Assets:                                                        2001              2000
Operations:           Investment income--net                                           $     84,808     $    711,885
                      Realized loss on investments--net                                   (843,424)        (316,803)
                      Change in unrealized appreciation/depreciation on
                      investments and interest rate swaps--net                            5,026,188          584,220
                                                                                       ------------     ------------

                      Net increase in net assets resulting from operations                4,267,572          979,302
                                                                                       ------------     ------------


Distributions to      Investment income--net                                              (326,764)        (242,018)
Shareholders:                                                                          ------------     ------------
                      Net decrease in net assets resulting from
                      distributions to shareholders                                       (326,764)        (242,018)
                                                                                       ------------     ------------


Beneficial Interest   In-kind redemption of beneficial interest                           (481,905)         (78,750)
Transactions:                                                                          ------------     ------------


Net Assets:           Total increase in net assets                                        3,458,903          658,534
                      Beginning of period                                               114,388,212      113,729,678
                                                                                       ------------     ------------
                      End of period*                                                   $117,847,115     $114,388,212
                                                                                       ============     ============


                      * Accumulated investment loss--net                              $   (241,956)       $       --
                                                                                       ============     ============

See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2001


STATEMENT OF CASH FLOWS

                      For the Six Months Ended June 30, 2001
Cash Provided by      Net increase in net assets resulting from operations                             $   4,267,572
Operating             Adjustments to reconcile net increase in net assets
Activities:           resulting from operations to net cash provided by
                      operating activities:
                        Decrease in receivables                                                              571,992
                        Increase in other liabilities                                                         10,034
                        Realized and unrealized gain on investments--net                                 (4,182,764)
                        Amortization of discount                                                            (20,704)
                                                                                                        ------------
                      Net cash provided by operating activities                                              646,130
                                                                                                        ------------


Cash Used for         Proceeds from sales of long-term securities                                          8,314,659
Investing             Proceeds from sales and maturities of short-term investments                        78,090,000
Activities:           Purchases of short-term investments                                               (86,723,720)
                                                                                                        ------------
                      Net cash used for investing activities                                               (319,061)
                                                                                                        ------------


Cash Used for         Distributions paid to shareholders                                                   (326,764)
                                                                                                        ------------
Financing             Net cash used for financing activities                                               (326,764)
Activities:                                                                                             ------------


Cash:                 Net increase in cash                                                                       305
                      Cash at beginning of period                                                                 --
                                                                                                        ------------
                      Cash at end of period                                                             $        305
                                                                                                        ============


Cash Flow             Cash paid for interest                                                            $    861,138
Information:                                                                                            ============


Non-Cash Financing    In-kind redemption of beneficial interest                                         $    481,905
Activities:                                                                                             ============

See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2001


FINANCIAL HIGHLIGHTS
                                                               For the
The following per share data and ratios                          Six
have been derived from information                             Months
provided in the financial statements.                           Ended                   For the Year Ended
                                                               June 30,                    December 31,
Increase (Decrease) in Net Asset Value:                          2001       2000        1999       1998      1997
Per Share Operating   Net asset value, beginning of period     $ 766.77   $ 761.82   $ 760.86    $ 692.47   $ 516.04
Performance:                                                   --------   --------   --------    --------   --------
                      Investment income--net                      .57++       4.77       2.78        3.29       3.18
                      Realized and unrealized gain (loss)
                      on investments and interest rate
                      swaps--net (including discount for
                      restricted securities)                      26.04       1.80      (.14)       66.62     173.25
                                                               --------   --------   --------    --------   --------
                      Total from investment operations            26.61       6.57       2.64       69.91     176.43
                                                               --------   --------   --------    --------   --------
                      Less distributions:
                        Investment income--net                   (2.19)     (1.62)     (1.63)      (1.52)         --
                        In excess of realized gain on
                        investments--net                             --         --      (.05)          --         --
                                                               --------   --------   --------    --------   --------
                      Total distributions                        (2.19)     (1.62)     (1.68)      (1.52)         --
                                                               --------   --------   --------    --------   --------
                      Net asset value, end of period           $ 791.19   $ 766.77   $ 761.82    $ 760.86   $ 692.47
                                                               ========   ========   ========    ========   ========


Total Investment      Based on net asset value per share       3.18%+++       .88%       .36%      10.10%     34.19%
Return:                                                        ========   ========   ========    ========   ========
                      Based on net asset value, net of
                      capital charge                           3.18%+++       .88%       .36%      10.10%     34.19%
                                                               ========   ========   ========    ========   ========


Ratios to Average     Expenses, excluding interest expense        .98%*       .91%      1.09%        .94%       .94%
Net Assets:                                                    ========   ========   ========    ========   ========
                      Expenses                                   2.63%*      2.60%      2.78%       2.71%      3.13%
                                                               ========   ========   ========    ========   ========
                      Investment income--net                      .15%*       .64%       .35%        .46%       .53%
                                                               ========   ========   ========    ========   ========


Supplemental Data:    Net assets, end of period
                      (in thousands)                           $117,847   $114,388   $113,730    $116,096   $106,296
                                                               ========   ========   ========    ========   ========
                      Portfolio turnover                           .00%       .00%       .00%        .00%       .00%
                                                               ========   ========   ========    ========   ========


Leverage:             Amount of borrowings outstanding,
                      end of period(in thousands)              $ 25,000   $ 25,000   $ 25,500    $ 26,000   $ 26,000
                                                               ========   ========   ========    ========   ========
                      Average amount of borrowings
                      outstanding during the period
                      (in thousands)                           $ 25,000   $ 25,306  $  25,766   $  26,000   $ 27,047
                                                               ========   ========   ========    ========   ========
                      Average amount of borrowings per
                      share during the period                  $ 167.72   $ 169.60  $  170.67   $  169.72   $ 175.89
                                                               ========   ========   ========    ========   ========

++Based on average shares outstanding.
+++Aggregate total investment return.
*Annualized.
See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. Investments in the Fund were made by investors contributing publicly-traded equity securities in exchange for shares of beneficial interest in the Fund. Shares of beneficial interest are illiquid unless and until shareholders vote to convert the Fund into an open-end investment company (or, if appropriate, an interval fund, which is a closed-end investment company that makes scheduled periodic repurchase offers, if at that time redemptions in kind are permissible). No present market exists for the shares of beneficial interest and none is expected to develop. The Fund is not listed on an exchange or otherwise regularly traded. No provision is made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities for which market quotations are readily available, including listed options and futures contracts, are valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System are at the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not listed on the New York or American Stock Exchanges, but that are listed on any other securities exchange are valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value is based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities are valued at the bid price in the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings are valued at fair value as determined by Merrill Lynch Investment Managers, L.P. ("MLIM") or its designee, after consideration of all relevant factors, data and information, which include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps are valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments--The Fund engages in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund does not generally expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate swaps--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--The Fund is treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund does not incur federal income tax liability. Items of partnership income, gain, loss and deduction pass through to the shareholders as partners in the Fund.



Somerset Exchange Fund, June 30, 2001



(d) Security transactions and investment income--Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-date. Interest income is recognized on the accrual basis.

(e) Distributions--Distributions of cash from investment income are made at least annually in such amounts as the Trustees of the Fund determine. Distributions of cash from realized capital gains are made at least annually in years in which such gains are realized in such amounts as the Trustees of the Fund determine. Distributions of cash in excess of realized capital gains are due primarily to differing tax treatments for post-October losses. The Fund may retain such investment income and realized capital gains in the early years. The Fund does not offer a dividend reinvestment plan.



2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of .60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means the average weekly value of the total assets of the Fund minus total liabilities.

The Fund has also entered into an Administration Agreement with MLIM whereby MLIM provides or arranges for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision on custody and transfer agency services. For such services, the Fund pays a quarterly fee of .20%, on an annual basis, of the Fund's average weekly net assets as defined above.

MLIM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust agrees to provide information and advice relating to securities valuation and portfolio activities. For such services, MLIM pays US Trust a quarterly fee of .05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust is compensated directly by MLIM out of the administration fee at no additional cost to the Fund.

MLIM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust will provide or arrange for the provision of shareholder reporting services. For such services, MLIM pays to US Trust a quarterly fee of .15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust is compensated directly by MLIM at no additional cost to the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM or PSI.



3. Investments:
Sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $9,342,159.

Net realized losses for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:


                                                     Unrealized
                                  Realized             Gains
                                   Losses             (Losses)

Long-term investments            $  (843,424)       $47,045,777
Interest rate swaps                        --         (124,392)
                              	 ------------       -----------
Total                            $  (843,424)       $46,921,385
                                 ============       ===========


The Fund has entered into the following interest rate swaps as of June 30, 2001.

               Interest Received       Interest Paid
Notional       Current               Current             Expiration
Amount           Rate       Type       Rate      Type       Date

$24,000,000      4.76%    Variable*     6.89%    Fixed    7/15/2001

*3-month LIBOR at reset date.


As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $112,936,294, all of which related to appreciated securities. The aggregate cost of investments at June
30, 2001 for Federal income tax purposes was $29,495,147.



4. Beneficial Interest Transactions:
Shares issued and outstanding decreased by approximately 232 and 105 for the six months ended June 30, 2001 and for the year ended
December 31, 2000, respectively, as a result of in-kind redemptions.



5. Loans:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect, wholly-owned subsidiary of ML & Co. For this commitment, the Fund pays .10% on any unused balance. For the six months ended June 30, 2001, the average amount borrowed was $25,000,000 and the daily weighted average interest rate was 6.07%. For the six months ended June 30, 2001, facility and commitment fees aggregated approximately $4,800.



6. Subsequent Event:
On July 11, 2001, the loan commitment was terminated.



Somerset Exchange Fund, June 30, 2001


THE BENEFITS AND RISKS OF LEVERAGING


Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements that could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.



Somerset Exchange Fund, June 30, 2001



OFFICERS AND TRUSTEES


Individual Trustees
Terry K. Glenn
M. Colyer Crum
Laurie Simon Hodrick
Stephen B. Swensrud
J. Thomas Touchton
Fred G. Weiss

Officers
Terry K. Glenn, President
Robert C. Doll, Jr., Senior Vice President
Eric S. Mitofsky, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Investment Adviser, Adviser Trustee and Administrator
Merrill Lynch Investment Managers, L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(609) 282-2800

Sub-Administrator
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

Custodian
The Chase Manhattan Bank, N.A.
Mutual Funds Service Division
770 Broadway
New York, NY 10003-9598

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913

Placement Agent
Merrill Lynch & Co.

Selected Dealer
UST Financial Services Corp.

Legal Counsel
Brown & Wood llp

Independent Auditors
Deloitte & Touche llp